CONSENT OF INDEPENDENT AUDITORS



The Trustees and Shareholders
Mentor Funds

We consent to the use of our report, dated November 20, 1998, for Mentor Municipal Income Portfolio, a portfolio of Mentor Funds, incorporated herein by reference and to the reference to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the Prospectus/Proxy Statement.


                                              /s/KPMG LLP
                                              -----------
                                              KPMG LLP



Boston, Massachusetts
July 12, 1999